                                 AMENDMENT NO. 7

                                       TO

                             PARTICIPATION AGREEMENT

     This Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM VARIABLE INSURANCE FUNDS ("AVIF"), a Delaware trust, A I M DISTRIBUTORS, INC. ("AIM"), a Delaware corporation, AMERICAN GENERAL LIFE INSURANCE COMPANY ("Life Company"), a Texas life insurance company and AMERICAN GENERAL EQUITY SERVICES CORPORATION ("Underwriter"), an affiliate of Life Company and the principal underwriter of the Contracts (collectively, the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Platinum Investor Immediate Variable Annuity, Form No. 03017 and Platinum Investor FlexDirector Variable Life Insurance Policy, Form No. 03601.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                         SEPARATE CCOUNTS
     FUNDS AVAILABLE UNDER            UTILIZING SOME OR ALL OF                CONTRACTS FUNDED BY THE
         THE POLICIES                        THE FUNDS                           SEPARATE ACCOUNTS
     ---------------------       --------------------------------   ------------------------------------------
AIM V.I. International Growth    -    American General Life         -    Platinum Investor I Flexible Premium
Fund - Series I shares                Insurance Company Separate         Variable Life Insurance Policy -
                                      Account VL-R Established:          Policy Form No. 97600
                                      May 1, 1997

AIM V.I. Premier Equity Fund -
Series I shares                                                     -    Platinum Investor II Flexible Premium
                                                                         Variable Life Insurance Policy -
                                                                         Policy Form No. 97610

                                                                    -    Corporate America - Variable Flexible
                                                                         Premium Variable Life Insurance -
                                                                         Policy Form No. 99301

                                                                    -    Platinum Investor Survivor Last
                                                                         Survivor Flexible Premium Variable
                                                                         Life Insurance Policy - Policy Form
                                                                         No. 99206

AIM V.I. International Growth                                       -    Legacy Plus Flexible Premium Variable
Fund                                                                     Life Insurance Policy - Policy Form
                                                                         No. 98615

                                           SEPARATE CCOUNTS
       FUNDS AVAILABLE UNDER           UTILIZING SOME OR ALL OF               CONTRACTS FUNDED BY THE
       THE POLICIES (CONT'D)              THE FUNDS (CONT'D)                SEPARATE ACCOUNTS (CONT'D)
       ---------------------         ----------------------------   ------------------------------------------
AIM V.I. International Growth        -    American General Life     -    Platinum Investor Survivor II Last
Fund - Series I shares                    Insurance Company              Survivor Flexible Premium Variable
                                          Separate Account VL-R          Life Insurance - Policy - Policy Form
                                          Established: May 1,            No. 01206
                                          1997

 AIM V.I. Premier Equity                                            -    Platinum Investor III Flexible
 Fund - Series I shares                                                  Premium Variable Life Insurance
                                                                         Policy - Policy Form No. 00600

                                                                    -    Platinum Investor PLUS Flexible
                                                                         Premium Variable Life Insurance
                                                                         Policy - Policy Form No. 02600

                                                                    -    Platinum Investor FlexDirector
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy - Policy Form No.
                                                                         03601

AIM V.I. Premier Equity Fund                                        -    Legacy Plus Flexible Premium Variable
                                                                         Life Insurance Policy - Policy Form
                                                                         No. 98615

AIM V.I. Capital Appreciation                                       -    The One VUL Solution Flexible Premium
Fund                                                                     Variable Life Insurance Policy -
AIM V.I. Government Securities                                           Policy Form No. 99615
Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth
Fund

AIM V.I. International Growth Fund                                  -    Legacy Plus Flexible Premium Variable
                                                                         Life Insurance Policy - Policy Form
                                                                         No. 99616

AIM V.I. International Growth Fund   -    American General Life     -    Platinum Investor Variable Annuity -
AIM V.I. Premier Equity Fund              Insurance Company              Policy Form No. 98020
                                          Separate Account D
                                          Established: November
                                          19, 1973

AIM V.I. Premier Equity Fund                                        -    Platinum Investor Immediate Variable
                                                                         Annuity - Policy Form No. 03017

Effective Date: January 15, 2004

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim Coppedge                By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Gene L. Needles
Title: Assistant Secretary              Title: President


                                        AMERICAN GENERAL LIFE INSURANCE COMPANY


Attest: /s/ Lauren W. Jones             By: /s/ S. Douglas Israel
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        AMERICAN GENERAL EQUITY SERVICES
                                        CORPORATION


Attest: /s/ Lauren W. Jones             By: /s/ Mark McGuire
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


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